==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)
                           INFORMATION REQUIRED IN
                               PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             LANNETT COMPANY, INC.
               (Name of registrant as specified in its charter)

                               Robert J. Gordon
                         Jaffe, Raitt, Heuer & Weiss
                           Professional Corporation
                         One Woodward Ave., Ste. 2400
                           Detroit, Michigan 48226
                  Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: ______

    (2) Aggregate number of securities to which transaction applies: ________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        __________________________________

    (4) Proposed maximum aggregate value of transaction: _____________________

    (5) Total fee paid: ______________________________________________________

[ ] Fee paid previously with preliminary materials: __________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid: _____________________________________________

     (2) Form, schedule or registration statement no.: _______________________

     (3) Filing party: _______________________________________________________

     (4) Date filed: _________________________________________________________


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








                            LANNETT COMPANY, INC.

                        Annual Meeting of Stockholders

                           To be held May 10, 1999

                            LANNETT COMPANY, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 10, 1999




To the Stockholders:

           The annual meeting (the "Meeting") of the stockholders of Lannett Company, Inc. (the "Company") will be held at the Company's administrative offices, 500A State Road, Bensalem, Pennsylvania 19020, on Monday, May 10, 1999, at 11:00 a.m., local time, for the following purposes:

           (1) to elect three Directors to serve until the next annual meeting of the stockholders; and

           (2) to transact such other business as may properly come before the Meeting.

           A Proxy Statement containing information relevant to the Meeting appears on the following pages. Only holders of record of the Company's common stock at the close of business on March 22, 1999, are entitled to notice of, and to vote at, the Meeting or at any adjournment.

           All stockholders are cordially invited to attend the Meeting in person. Whether or not you expect to attend the Meeting, please sign, date and mark the enclosed proxy card which is being solicited by the Board of Directors and return it as soon as possible in the postage-paid envelope provided. If you wish to vote in accordance with the Board of Director's recommendations, you need only sign, date and return the proxy card. If you attend the Meeting, you may revoke your proxy and vote your own shares.


                                           By Order of the Board of Directors

                                           AUDREY FARBER
                                           Secretary


Dated: April 9, 1999

                            LANNETT COMPANY, INC.


                               PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 10, 1999


                             GENERAL INFORMATION

Introduction

           This Proxy Statement has been prepared by the management of Lannett Company, Inc. (the "Company"), and is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting (the "Meeting") of the stockholders of the Company to be held at the Company's administrative offices, 500A State Road, Bensalem, Pennsylvania 19020, on Monday, May 10, 1999, at 11:00 a.m., local time, or at any adjournment, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. The Company began distributing this Proxy Statement and the accompanying materials to the stockholders on April 9, 1999. The mailing address of the Company's principal executive offices is 9000 State Road, Philadelphia, Pennsylvania 19136.

Voting Rights

           Only holders of record of the Company's common stock (the "Common Stock") at the close of business on March 22, 1999 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting or at any adjournment. On the Record Date, there were 5,206,162 shares of the Common Stock issued and outstanding. A list of all stockholders entitled to vote at the Meeting will be available for inspection by any stockholder at the Meeting and for a period of ten days prior to the Meeting at the Company's principal executive offices. Shares cannot be voted at the Meeting or at any adjournment unless the holder is present in person or represented by proxy.

Quorum

           The presence at the Meeting, whether in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date will constitute a quorum. If a quorum is not present, the vote of a majority of the shares of Common Stock present at the Meeting, whether in person or by proxy, may without notice adjourn the Meeting from day to day, or for such longer periods not exceeding fifteen days each, until a quorum can be obtained.

Solicitation

           The Board of Directors invites you to use the proxy card which accompanies this Proxy Statement to vote the shares of Common Stock owned by you on the Record Date with respect to each matter on which a vote is to be taken at the Meeting. To do so, sign, date and mark the enclosed proxy card and return it as soon as possible in the envelope provided. If you wish to vote in accordance with the Board of Director's recommendations, you need only sign, date and return the proxy card.

           Proxies may also be solicited by telephone, telegraph or in person by directors, officers and employees of the Company. The costs of soliciting proxies, whether by mail, telephone, telegraph, in person or otherwise, will be borne by the Company. The Company will reimburse brokerage houses and other nominees for expenses incurred in sending proxy materials to beneficial owners.

Revocation

           Any proxy given pursuant to this solicitation may be revoked at any time before it is voted by (a) delivering to the Secretary of the Company, at or before the time and date of the Meeting, (i) a written notice of revocation bearing a later date than the proxy, or (ii) a duly-executed proxy bearing a later date relating to the same shares; or (b) attending the Meeting and voting in person (attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

Voting Proxies

           Shares of Common Stock represented by properly executed proxies received prior to the Meeting will be voted in accordance with the choices specified in the proxy. Unless contrary instructions are indicated in the proxy, the shares will be voted as indicated in this Proxy Statement in accordance with the recommendations of the Board of Directors. While the Notice of Annual Meeting indicates that business other than those matters set forth in this Proxy Statement may come before the Meeting, the Board of Directors knows of no other matters to be voted on at the Meeting. If any other matters properly come before the Meeting, the proxies solicited by this Proxy Statement grant discretionary authority to the proxyholders to vote with respect to such matters in accordance with their best judgment.


                            ELECTION OF DIRECTORS

Nominees

           The Company's bylaws provide that the number of directors of the Company may be determined by the stockholders, or in the absence of such determination, by the Board of Directors. The Board of Directors has determined that the functions of the Board can be adequately served by three directors. The Board of Directors nominates the three persons named below for election to the Board of Directors. Stockholders attending the meeting may determine that the Company should have fewer or more than three directors and may nominate and vote for that number of persons to fill such vacancies. If, due to circumstances not now foreseen, any of the nominees named below are unable or unwilling to serve for any reason, the proxies will be voted for such other person or persons as the Board of Directors may deem advisable. In any event, the proxies will be voted for only the three nominees named in this Proxy Statement or their substitutes. Each director elected at the Meeting will serve for a term commencing on the date of the Meeting and continuing until his successor is elected and qualified or until his earlier resignation or removal.

           The following list identifies each nominee for election to the Board of Directors and sets forth certain information regarding each nominee. Each nominee is currently serving as a director of the Company.

           Roy English, 67, has served as a Director of the Company since February 1993. Mr. English is a pharmacist by profession. For many years prior to 1987, Mr. English owned and operated Major Pharmaceuticals - Kentucky (formerly Murray Drug Corp.), a generic drug distributor. In 1987, Mr. English sold Murray Drug Corp. From 1987 through 1989, Mr. English served as President of Major Pharmaceuticals - Kentucky. Mr. English provided consulting services to Major Pharmaceuticals from 1989 to August 1993. In 1988, Mr. English formed English Farms, Inc., a closely-held family corporation which sells food products and is currently Chairman of its Board. In 1991, Mr. English purchased 50% of Southeastern Book Co., an entity which buys and sells used college text books. He served as President of such Company for several years and as a director until he sold his interest during 1997.

           David Farber, 39, was elected a Director of the Company in August 1991. Mr. Farber is the owner and President of TVO, Inc. From October 1990 to November 1994, when he sold it, Mr. Farber was the President and owner of Vital Foods, Inc., an eight store chain of health food stores in the Detroit, Michigan area. Prior to that, Mr. Farber was employed by Michigan Pharmacal Corporation for 13 years; the most recent six years as Executive Vice President and, prior to that, as Production Manager. David Farber is the son of William Farber.

           William Farber, 67, was elected as Chairman of the Board of Directors in August 1991. From April 1993 to the end of 1993, Mr. Farber was the President and a director of Auburn Pharmaceutical Company. In 1980, Mr. Farber formed Major Pharmaceutical Corporation, a generic pharmaceutical buying group, and served as its Director of Purchasing from 1990 through March 1993. Mr. Farber founded, and, from 1965 through 1990, served as the Chief Executive Officer of Michigan Pharmacal Corporation. Mr. Farber is a registered pharmacist in the State of Michigan. William Farber is the father of David Farber and the husband of Audrey Farber, Secretary of the Company.

           To the best of the Company's knowledge, there are no material proceedings to which any nominee is a party, or has a material interest, adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee during the past five years.

Board Meetings and Committees

           The Board met twice during the fiscal year ended June 30, 1998 ("Fiscal 1998"). Each director attended all Board of Director meetings held in Fiscal 1998. Based on the number of Directors on the Board, the Directors have agreed that separate audit, nominating, compensation or other committees on the Board of Directors would not be useful.

Required Vote

           Directors will be elected by a plurality of the votes of the shares of Common Stock cast in person or by proxy at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors. Proxies will be tabulated by the Company's transfer agent. The Judge of Elections appointed at the Meeting will combine the proxy votes with the votes cast in person at the Meeting.

Recommendation

           The Board of Directors recommends a vote in favor of, and, unless instructed otherwise, the proxies solicited by the Board of Directors will be voted FOR, the election of the three nominees listed above.

                         MANAGEMENT AND COMPENSATION

Executive Officers

           The executive officers of the Company are set forth below.

Name                   Age       Position
----                   ---       --------
William Farber         67        Chairman

Vlad Mikijanic         47        Vice President of Technical Affairs

Jeffrey Moshal         34        Vice President-Finance and Treasurer

Alan Saidel            39        Vice President/Operations and Manufacturing

           Vlad Mikijanic was elected Vice President of Technical Affairs in August 1991. For the prior 17 years, Mr. Mikijanic was employed by Zenith Laboratories in various positions including Corporate Director of Quality Control/Quality Assurance, a position which he held at Zenith for three years.

           Jeffrey Moshal was elected Vice President-Finance and Treasurer in April 1996. Mr. Moshal joined the Company in August 1994 as Director of Financial Operations. For the prior seven years, Mr. Moshal was employed by Grant Thornton LLP, primarily serving manufacturing clients. Mr. Moshal is a Certified Public Accountant.

           Alan Saidel, was elected Vice President-Operations and Manufacturing on July 13, 1998. Mr. Saidel joined the Company in February 1996 as Director of Operations and Manufacturing. Mr. Saidel has 16 years of experience in the pharmaceutical industry. Mr. Saidel has previously been employed at Barr Laboratories, Inc., Mutual Pharmaceuticals, Inc. and Pal-Pak, Inc., where he held the position of Director of Manufacturing and Operations.

           See "ELECTION OF DIRECTORS - Nominees" above for a description of matters pertaining to Mr. William Farber.

           To the best of the Company's knowledge, there are no material proceedings to which any executive officer is a party, or has a material interest, adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any executive officer during the past five years.

Executive Compensation

           Summary Compensation Table

           The following table summarizes all compensation paid to or earned by the Chief Executive Officer of the Company and each other executive officer whose total annual salary and bonus from the Company exceeded $100,000 during Fiscal 1998.

                                                                                  Long Term Compensation
                                                                           ---------------------------------
                           Annual Compensation                                     Awards             Payouts
-----------------------------------------------------------------------    ----------------------    --------
      (a)             (b)          (c)          (d)            (e)            (f)         (g)          (h)            (i)
    Name and                                                               Restricted                  LTIP         All Other
   Principal        Fiscal                                 Other Annual      Stock       Options/    Payouts     Compensation
    Position         Year         Salary       Bonus       Compensation     Awards(s)      SARs       Amount         Amount
    --------        ------        ------       -----       ------------    ----------    --------     -------     ------------
William Farber       1998           0            0              0              0            0            0             0
Chairman of the
Board                1997           0            0              0              0            0            0             0

                     1996           0            0              0              0            0            0             0

Vlad Mikijanic       1998        110,660       1,500         7,200(1)          0            0            0          3,320(3)
Vice President/
Technical Affairs    1997        107,240       1,400         7,200(1)          0            0            0          3,223(3)

                     1996        104,284       1,200         7,200(1)          0            0            0          3,129(3)

Jeffrey M. Moshal    1998        105,000       1,500         7,200(1)          0         100,000(2)      0          3,150(3)
Vice President/
Finance and
Treasurer


                                      5




                                                                                  Long Term Compensation
                                                                           ---------------------------------
                           Annual Compensation                                     Awards             Payouts
-----------------------------------------------------------------------    ----------------------    --------
      (a)             (b)          (c)          (d)            (e)            (f)         (g)          (h)            (i)
    Name and                                                               Restricted                  LTIP         All Other
   Principal        Fiscal                                 Other Annual      Stock       Options/    Payouts     Compensation
    Position         Year         Salary       Bonus       Compensation     Awards(s)      SARs       Amount         Amount
    --------        ------        ------       -----       ------------    ----------    --------     -------     ------------

Alan Saidel Vice     1998        101,523       1,500         7,200 (1)         0         50,000(2)       0          16,652(3)
President/
Operations and
Manu-facturing

(1) Represents payments to Mr. Mikijanic, Mr. Moshal and Mr. Saidel for automobile leasing and expenses, for the periods presented.

(2) The Options/SARs represent 100,000 and 50,000 of incentive stock options which were granted to Mr. Moshal and Mr. Saidel on October 13, 1997 pursuant to the Company's 1993 Long Term Incentive Stock Plan. The options are exercisable one-third on or after October 13, 1998, one-third on or after October 13, 1999, and one-third on or after October 13, 2000.

(3) Represents contributions to the Company's 401(k) Plan for Mr.
    Mikijanic's, Mr. Moshal's and Mr. Saidel's benefit (3% of Mr.
    Mikijanic's, Mr. Moshal's and Mr. Saidel's salary), and $13,000 paid to
    Mr. Saidel for child care expenses.



Option Exercises and Fiscal Year End Option Value

        (a)                   (b)           (c)               (d)                   (e)
                                                                                  Value of
                                                                                Unexercised
                                                      Number of Securities      In-the-Money
                            Shares                   Underlying Unexercised      Options at
                           Acquired                    Options at FY-End           FY-End
                              on           Value          Exercisable/          Exercisable/
       Name                Exercise       Realized       Unexercisable         Unexercisable(3)
       ----                --------       --------   ----------------------    ----------------
Vlad Mikijanic                --             --               8,000(1)            $0
  Vice President of
  Technical Affairs

Jeffrey M. Moshal             --             --           0/100,000(2)            $0/$50,000
  Vice President-
  Finance and Treasurer

Alan Saidel                   --             --            0/50,000(2)            $0/$25,000
  Vice President -
  Operations and
  Manufacturing


                                      6


(1) The options represent 4,000 shares granted Mr. Vikijanic on February
    16, 1993 and 4,000 shares granted him on April 27, 1994 pursuant to the Company's 1993 Long Term Incentive Stock Plan. The options have an exercise price of $4.375 per share and $3.78125 per share, respectively.

(2) The options represent 100,000 and 50,000 of incentive stock options which were granted to Mr. Moshal and Mr. Saidel on October 13, 1997 pursuant to the Company's 1993 Long Term Incentive Stock Plan. The options are exercisable one-third on or after October 13, 1998, one-third on or after October 13, 1999, and one-third on or after October 13, 2000.

(3) Computed by reference to the average of the bid and asked prices of such stock as quoted by the National Quotation Bureau on June 30, 1998, which was $1.875 per share.



           Compensation of Directors

           Directors received compensation of $300 per meeting attended, for services provided as directors of the Company or for committee participation or special assignments during Fiscal 1998. Directors are reimbursed for expenses incurred in attending Board meetings.

           Employment Contracts

           The Company and Vlad Mikijanic entered into a five-year Employment Agreement as of February 1, 1994, which provided for an initial salary of $100,000 with annual salary increases of 3% and an automobile allowance of $7,200 per annum.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           William Farber, a principal shareholder and a director of the Company, has provided the Company with a financing package aggregating $6,250,000, which the Company has used to renovate its manufacturing facility, to acquire new equipment, to remove hazardous waste materials, to retain new management and to provide working capital. The financing package was the Company's primary source of funds with which it operated during Fiscal 1993. The package consists of a $4,250,000 revolving line of credit, bearing interest at the prime rate published by Michigan National Bank plus 1% per annum, and a $2,000,000 convertible debenture, bearing interest at 9% per annum due December 23, 1999. The financing package has been amended several times. On December 30, 1998, the Company amended the revolving line of credit to extend the maturity date to October 1, 2000. During Fiscal 1998, the Company amended the debenture to defer payment of interest accrued from April 1, 1995 through June 30, 1998 until January 15, 1999, at which time the Company began making interest payments in monthly installments with the balance due on December 23, 1999.

           Mr. Farber has the right to acquire 4,000 shares of Common Stock for each $1,000 of principal and accrued interest owed on the debenture, which, at February 1, 1999, would permit him to acquire 10,460,000 shares on conversion of the debenture. As of February 1, 1999 Mr. Farber was the holder of 1,024,486 shares of Common Stock, or approximately 19.68% of the Company's issued and outstanding shares.

           Prior to the election of Mr. Farber as a director, the Company's Board of Directors determined that the value of the debenture at the time of its issuance did not exceed its face amount. In making such determination, the directors considered the prices at which the Common Stock had been trading immediately prior to Mr. Farber's purchase of a significant block of such stock, the Company's dim prospects without the financing facility and the valuation placed on the Company by an investment banker engaged by Mr. Farber. At the time of issuance, the inter-dealer prices quoted for the Common Stock exceeded the conversion price for the Debenture. If Mr. Farber exercises the conversion feature of the Debenture, the per share earnings will be significantly diluted. It is likely that Mr. Farber will exercise the conversion feature prior to its expiration so long as quoted market prices for the Common Stock continue to exceed the conversion price.

                            PRINCIPAL STOCKHOLDERS

           The following table sets forth, as of February 1, 1999, information regarding the security ownership of the directors and certain executive officers of the Company and persons known to the Company to be beneficial owners of more than five (5%) percent of the Common Stock:


                                                       Excluding Options              Including Options
                                                         and Debentures                  and Debentures
                                                     ------------------------      ------------------------
Name and Address of                                   Number         Percent        Number         Percent
Beneficial Owner                   Office            of Shares       of Class      of Shares       of Class
-------------------                ------            ---------       --------      ---------       --------
Directors/Executive Officers:
Roy English                       Director              34,000(1)       .65%           34,000(1)      .22%
c/o Lannett Company, Inc.
9000 State Road
Philadelphia, PA 19136

David Farber(2)                   Director              71,872(3)      1.38%           71,872(3)      .46%
c/o Lannett Company, Inc.
9000 State Road
Philadelphia, PA 19136

William Farbe(2)                  Chairman of        1,024,486        19.68%       11,484,486(4)    73.31%
c/o Lannett Company, Inc.         the Board
9000 State Road
Philadelphia, PA 19136

Vlad Mikijanic                    Vice President of          0            0             8,000(5)      .05%
9000 State Road                   Technical Affairs
Philadelphia, PA 19136

Jeffrey Moshal                    Vice President           200            0%           33,534(6)      .21%
9000 State Road                   Finance and
Philadelphia, PA 19136             Treasurer

Alan Saidel                       Vice President             0            0%           16,666(6)      .11%
9000 State Road                   Operations and
Philadelphia, PA 19111            Manufacturing


                                      8

                                                       Excluding Options              Including Options
                                                         and Debentures                  and Debentures
                                                     ------------------------      ------------------------
Name and Address of                                   Number         Percent        Number         Percent
Beneficial Owner                   Office            of Shares       of Class      of Shares       of Class
-------------------                ------            ---------       --------      ---------       --------
Directors/Executive Officers:

All directors and                                    1,130,558         21.71%      11,648,558(7)    74.36%
executive officers as
a group (6 persons)

Other 5% Shareholders:

Samuel Gratz                                           839,400(8)      16.12%         839,400(8)     5.4%
1139 Kerper Street
Philadelphia, PA 19111

(1) Includes 3,500 shares owned by the spouse of Mr. English.

(2) William Farber is the father of David Farber and the husband of Audrey Farber, the Secretary and Treasurer of the Company.

(3) Includes 4,992 shares held by David Farber's minor child, 10,580 shares held in an individual retirement account, and 1,900 shares held by David Farber's wife.

(4) Includes 10,460,000 shares of Common Stock subject to issuance upon conversion of the principal balance and accrued interest of the debenture held by Mr. Farber. Mr. Farber may convert all or any portion of such indebtedness at any time prior to payment in full of the outstanding indebtedness represented by the debenture at a rate of 4,000 shares of Common Stock for each $1,000 of outstanding indebtedness (adjusted to reflect the Company's 4 for 1 stock splits in April 1992 and March 1993), subject to anti-dilution provisions. As of February 1, 1999, the outstanding principal balance of the debenture plus accrued interest was $2,615,000.

(5) Represents 4,000 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $4.375 per share, and 4,000 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $3.78125 per share.

(6) Represents 33,334 and 16,666 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $1.375 per share.

(7) Includes 4,000 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $4.375 per share, and 4,000 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $3.78125 per share, 50,000 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $1.375 per share, and 10,460,000 shares of Common Stock subject to issuance on the conversion of the debenture held by William Farber.

 *  Includes 496 shares which are held by the wife of Samuel Gratz.

Section 16(a) Compliance

           Based solely upon a review of Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company during Fiscal 1998, the Company is not aware of the failure to file on a timely basis any of the reports required by Section 16(a) of the Securities Exchange Act of 1934.

Independent Public Accountants

           Deloitte & Touche L.L.P., were the Company's independent public accountants for Fiscal 1998. Representatives of Deloitte & Touche L.L.P. are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.

           On April 13, 1998, the Company's independent accountants who previously audited the Company's financial statements for the fiscal year ended June 30, 1997 and prior years, Grant Thornton LLP, were notified that the Company had elected not to use their services in connection with the audit of the Company's 1998 financial statements. Grant Thornton LLP's reports on the Company's financial statements for the fiscal year ended June 30, 1997 and June 30, 1996 did not contain an adverse opinion or a disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years ended June 30, 1997 and June 30, 1996 and the subsequent interim period preceding April 13, 1998, there were no disagreements between the Company and Grant Thornton LLP on any matter o accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company did not experience any of the events listed in Item 304 of regulation S-B and defined as "reportable events" within the Company's two most recent fiscal years ended June 30, 1997 and June 30, 1996 and the subsequent interim period preceding April 13, 1998. A Form 8-K was filed on April 17, 1998.

           On May 7, 1998 the Company filed on Form 8-K notification of the engagement of Deloitte & Touche LLP as the Company's new independent accountant to audit the Company's financial statements.

Stockholder Proposals

           Any stockholder proposals to be presented at the next annual meeting of stockholders to be held in 2000 which are eligible for inclusion in the Company's proxy statement for such meeting must comply with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and must be received by the Company no later than November 15, 1999. Proposals should be addressed to the Company's Secretary at 9000 State Road, Philadelphia, Pennsylvania 19136.

1998 Annual Report to Stockholders

           The Company's 1998 Annual Report to Stockholders has been mailed with this Proxy Statement or previously delivered to stockholders.

Other Matters

           Management knows of no matters which will be presented for consideration at the Meeting other than those stated in the Notice of Meeting. However, if any other matters do properly come before the Meeting, the proxyholders named in the accompanying proxy will vote the proxy in accordance with their best judgment regarding such matters.

                                         By Order of the Board of Directors



                                         AUDREY FARBER
                                         Secretary


 Dated:  April 9, 1999

[PROXY CARD TOP LEFT]

[x] Please Mark Votes
    as in this Example


                               REVOCABLE PROXY
                            LANNETT COMPANY, INC.

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 May 10, 1999

The undersigned stockholder of LANNETT COMPANY, INC. (The "Company") hereby appoints WILLIAM FARBER the attorney and proxy of the undersigned stockholder, with full power of substitution, to vote all of the shares of the Company's common stock standing in the name of the undersigned stockholder at the close of business on March 22, 1999, at the annual meeting (the "Annual Meeting") of the Company's stockholders to be held on Monday, May 10, 1999, and at any adjournment thereof, with all of the powers the undersigned stockholder would possess if then and there present.









Please be sure to sign and and date     /Date          /
this Proxy in the box below





Stockholder sign above     Co-holder (if any) sign above



[PROXY CARD TOP RIGHT]



                                         With-   For All
                                  For    hold    Except

I. ELECTION OF DIRECTORS          [  ]   [  ]      [  ]

   Roy English, David Farber, William Farber

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.



---------------------------------------------------------

II. OTHER BUSINESS

    The above-appointed proxy is authorized to vote upon all matters incidental to the conduct of the Annual Meeting and such other business as may properly come before the Annual Meeting in accordance with his best judgment.


    The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 9, 1999.

    The giving of this Proxy does not affect the right of the undersigned stockholder to vote in person should the undersigned stockholder attend the Annual Meeting. This Proxy may be revoked at any time before it is voted.

This Proxy, when properly executed, will be voted by the above-appointed proxy in the manner directed herein by the undersigned stockholder. If no choices are specified, this Proxy will be voted FOR the election of the nominees listed above. The undersigned stockholder confers upon the above-appointed proxy the discretionary authority to vote for any other person or persons for election to the Board of Directors if any of the nominees listed above are unable to serve or for good cause will not serve as director due to circumstances not now foreseen.

[PROXY CARD BOTTOM]


  Detach above card, sigh, date and mail in postage paid envolope provided.

                            LANNETT COMPANY, INC.


Please sign exactly as your name appears hereon. If signing as attorney, executor, personal representative, trustee or in some other representative capacity, sign name and give full title. If a corporation, sign in corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. When shares are held by joint tenants, both tenants should sign. Brokers executing proxies should indicate in the space provided above the number of shares with respect to which authority is conferred by this Proxy if less than all shares held by such broker as nominee are to be voted.

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                             PLEASE ACT PROMPTLY
                   SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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